CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.25

SIXTH AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS SIXTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO SALE AGREEMENT (this “Agreement”) is entered into on March 4, 2022, by and among:

1.	PONY AI INC., an exempted company organized under the Laws of the Cayman Islands (the “Company”),

2.	Pony.AI, Inc., a company incorporated under the Laws of the State of Delaware, the United States (the “U.S. Company”),

3.	Hongkong Pony AI Limited (香港小馬智行有限公司), a company incorporated under the Laws of Hong Kong (the “HK Company”),

4.	Beijing Pony Huixing Technology Co., Ltd. (北京小马慧行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Beijing WFOE”),

5.	Beijing Pony AI Technology Co., Ltd. (北京小马智行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Beijing Company”),

6.	Guangzhou Pony Huixing Technology Co., Ltd. (广州小马慧行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Guangzhou WFOE”),

7.	Shenzhen Pony Yixing Technology Co., Ltd. (深圳小马易行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Shenzhen Yixing”),

8.	Guangzhou Pony AI Technology Co., Ltd. (广州小马智行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Guangzhou Company”),

9.	Beijing Pony Yixing Technology Co., Ltd. (北京小马易行科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Beijing Yixing”),

10.	Jiangsu Heimai Data Technology Co., Ltd. (江苏黑麦数据科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Jiangsu Heimai”),

11.	Guangzhou Bibi Technology Co., Ltd. (广州哔哔出行科技服务有限公司) a limited liability company incorporated under the Laws of the PRC (“Guangzhou Bibi”),

12.	Shanghai Pony Yixing Technology Co., Ltd. (小马易行科技 ( 上海 ) 有限公司), a limited liability company incorporated under the Laws of the PRC (“Shanghai Yixing”),

13.	Guangzhou Pony Yixing Technology Co., Ltd. (广州小马易行科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Guangzhou Yixing”),

14.	Beijing Pony Zhika Technology Co., Ltd. (北京小马智卡科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Beijing Zhika”),

15.	Beijing Pony Ruixing Technology Co., Ltd. (北京小马睿行科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Beijing Ruixing”),

16.	Guangzhou Pony Zhika Technology Co., Ltd. (广州小马智卡科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Guangzhou Zhika”),

17.	Guangzhou Pony Zhihui Logistics Technology Co., Ltd. (广州小马智慧物流科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Guangzhou Zhihui”),

18.	each of the individuals listed on Schedule A-1 attached hereto (each, a “Principal,” and collectively, the “Principals”),

19.	each of the entities as set forth in Schedule A-1 attached hereto (each, a “Principal Holding Company,” collectively, the “Principal Holding Companies”),

20.	each of the Persons named on Schedule A-2 attached hereto (each, an “Ordinary Shareholder” and collectively the “Ordinary Shareholders”),

21.	each of the Persons named on Schedule B-1 attached hereto (each, a “Series A Investor” and collectively the “Series A Investors”),

22.	each of the individuals listed on Schedule B-2 attached hereto (each, an “Individual Holder” and collectively, the “Individual Holders”),

23.	each of the Persons named on Schedule B-3 attached hereto (each, a “Series B Investor” and collectively, the “Series B Investors”),

24.	each of the Persons named on Schedule B-4 attached hereto (each, a “Series B+ Investor” and collectively, the “Series B+ Investors”),

25.	each of the Persons named on Schedule B-5 attached hereto (each, a “Series B2 Investor” and collectively, the “Series B2 Investors”),

26.	each Person listed on Schedule B-6 attached hereto (each, a “Series C Investor” and collectively, the “Series C Investors”);

27.	each Person listed on Schedule B-7 attached hereto (each, a “Series C+ Investor” and collectively, the “Series C+ Investors”); and

28.	each Person listed on Schedule B-8 attached hereto (together with its successors, transferees and permitted assigns, each, a “Series D Investor” and collectively, the “Series D Investors”, and for the avoidance of doubt, the Series D Investors shall include the investors who have purchased the Series D Warrants).

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Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties.” The Series A Investors, the Series B Investors, the Series B+ Investors, the Series B2 Investors, the Series C Investors, the Series C+ Investors and the Series D Investors are referred to herein collectively as the “Investors.” Capitalized terms used herein without definition shall have the meanings set forth in the Shareholders Agreement (as defined below).

RECITALS

A.	The Group Companies, the Principals, the Principal Holding Companies, the Investors (other than the Series D Investors) and certain other parties entered into a FIFTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT dated as of November 16, 2020 (the “Prior ROFR Agreement”).

B.	Certain Series D Investors have agreed to purchase from the Company, and the Company has agreed to sell to such Series D Investors certain Series D Preferred Shares (as defined below) of the Company on the terms and conditions set forth in a Series D Preferred Share Purchase Agreement dated December 23, 2021, by and among, among others, the Company and such Series D Investors (as amended from time to time, the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company may enter into one or more additional purchase agreements with one or more additional Series D Investors pursuant to which such Series D Investors shall agree to purchase from the Company, and the Company shall agree to sell or issue to such Series D Investors certain additional Series D Preferred Shares or certain Series D Warrants subject to the terms and conditions thereof (each such agreement, if any, as amended from time to time, an “Additional Purchase Agreement” and collectively, the “Additional Purchase Agreements”).

C.	The Purchase Agreement and the Additional Purchase Agreements provide that it is a condition precedent to the consummation of the transactions contemplated under such Purchase Agreement or such Additional Purchase Agreements that the Parties enter into this Agreement.

D.	The Parties desire to enter into this Agreement to supersede and replace the Prior ROFR Agreement and make the respective representations, warranties, covenants and agreements set forth herein on the terms and conditions set forth hereunder.

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WITNESSETH

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

1.	Definitions.

1.1       The following terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. In the case of an Investor, the term “Affiliate” also includes (v) any direct or indirect shareholder of such Investor, (w) any of such shareholder’s or such Investor’s general partners or limited partners, (x) the fund manager managing or advising such shareholder or such Investor (and general partners, limited partners and officers thereof) and other funds managed or advised by such fund manager, and (y) trusts Controlled by or for the benefit of any such Person referred to in (v), (w) or (x), and (z) any fund or holding company formed for investment purposes that is promoted, sponsored, managed, advised or serviced by such Investor or any of its Affiliates, but excludes, for the avoidance of doubt, any portfolio companies of such Investor and portfolio companies of any affiliated investment fund or investment vehicle of such Investor. For the avoidance of doubt, unless the context requires otherwise, Affiliates of a Group Company shall not include any Investor and vice versa. Notwithstanding the foregoing and anything to the contrary in any Transaction Document, the Parties acknowledge and agree that (a) the name “Sequoia Capital” is commonly used to describe a variety of entities (collectively, the “Sequoia Entities”) that are affiliated by ownership or operational relationship and engaged in a broad range of activities related to investing and securities trading and (b) notwithstanding any other provision of this Agreement and the other Transaction Documents to the contrary, this Agreement and the other Transaction Documents shall not be binding on, or restrict the activities of, (i) any Sequoia Entity outside of the Sequoia China Sector Group, (ii) any entity primarily engaged in investment and trading in the secondary securities market, (iii) the ultimate beneficial owner of an Sequoia Entity (or its general partner or ultimate general partner) who is a natural Person, and such Person’s relatives (including but without limitation, such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law), (iv) any officer, director or employee of a Sequoia Entity (or its general partner or ultimate general partner) and such Person’s relatives, and (v) for the avoidance of doubt, any portfolio companies of any Sequoia Entity and portfolio companies of any affiliated investment fund or investment vehicle of any Sequoia Entity. For purposes of the foregoing, the “Sequoia China Sector Group” means all Sequoia Entities (whether currently existing or formed in the future) that are principally focused on companies located in, or with connections to, the PRC that are exclusively managed by Sequoia Capital.For the avoidance of doubt, Eight Roads and ClearVue shall be deemed Affiliates to each other. In addition, an Eight Roads Person (as defined below) is also an affiliate of Eight Roads. Eight Roads Person(s) means (1) FIL Limited (“FIL”), a company incorporated in Bermuda, and any subsidiary undertaking of FIL from time to time (FIL and its subsidiary undertakings being the “FIL Group”); (2) FMR LLC (“FMR”), a Delaware corporation, and any subsidiary undertaking of FMR from time to time (FMR and its subsidiary undertakings being the “FMR Group”); (3) any director, officer, employee or shareholder of the FIL Group and/or the FMR Group or members of his family and any company, trust, partnership or other entity (“Entities”) formed for his or any of their benefit from time to time (any or all of such individuals and Entities being the “Closely Related Shareholders”); (4) any Entity controlled by Closely Related Shareholders where “control” shall mean the power to direct the management and policies or appoint or remove members of the board of directors or other governing body of the Entity, directly or indirectly, whether through the ownership of voting securities, contract or otherwise, and “controlled” shall be construed accordingly; (5) any affiliate of any member of the FIL Group and/or the FMR Group (where “affiliate” means any Entity controlled by any combination of any Closely Related Shareholders and any member of the FIL Group and/or the FMR Group, and includes the officers, partners and directors of any affiliate); and (6) any charitable organizations. For avoidance of doubt, Carlyle USD Entity and Carlyle RMB Entity shall be deemed an Affiliate of each other.

“Approval of the Preferred Directors” means the approval of no less than two-thirds (2/3) of the votes of all incumbent Preferred Directors.

“Board of Directors” means the board of directors of the Company.

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“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which commercial banks are required or authorized by Law to be closed in the Cayman Islands, British Virgin Islands, the United States, Japan, Hong Kong, Toronto or the PRC.

“Charter Documents” means, with respect to a particular legal entity, the articles of incorporation, certificate of incorporation, formation or registration (including, if applicable, certificates of change of name), memorandum of association, articles of association, bylaws, articles of organization, limited liability company agreement, trust deed, trust instrument, operating agreement, joint venture agreement, business license, or similar or other constitutive, governing, or charter documents, or equivalent documents, of such entity.

“China-UAE” means China-UAE Investment Cooperation Fund, L.P. and its successors, transferees and permitted assigns.

“Circular 37” means the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Investment and Financing and Round Trip Investment via Overseas Special Purpose Companies (《关于境内居民通过境 外特殊目的公司境外投融资及返程投资外汇管理有关问题的通知》) issued by the SAFE on July 4, 2014, as amended from time to time, and any implementation or successor rule or regulation under the PRC Laws.

“Class A Ordinary Shares” means the Company’s class A ordinary shares, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Class B Ordinary Shares” means the Company’s class B ordinary shares, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles, the ownership of which shall be limited to Jun Peng and Tiancheng Lou.

“Competitor” means any of the following: (a) each Person listed in Schedule D attached hereto, and (b) each of the foregoing Persons’ respective Restricted Affiliates. Subject to the approval of the Board of Directors (including the affirmative approval of at least half (1/2) of the Preferred Directors, which shall not be unreasonably withheld or delayed), the Company is entitled to update Schedule D once every six (6) months by adding in or replacing existing Person(s) with new competitors of the Group Companies; provided, that the number of the Persons listed in Schedule D shall not be more than thirty-two (32).

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Domestic Companies” means, collectively, Beijing Company, Guangzhou Company, Jiangsu Heimai and Guangzhou Bibi.

“Deemed Liquidation Event” has the meaning given to such term in the Memorandum and Articles.

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“Each Series Majority Preferred Holders” means each and every Majority Preferred A Holders, Majority Preferred B Holders, Majority Preferred B+ Holders, Majority Preferred B2 Holders, Majority Preferred C Holders, Majority Preferred C+ Holders and Majority Preferred D Holders.

“Eight Roads” means ERVC Technology IV LP and its successors, transferees and permitted assigns.

“Equity Securities” means, with respect to any Person that is a legal entity, (a) any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person; (b) any equity appreciation, phantom equity, equity plans or similar rights with respect to such Person; (c) any security convertible into, exchangeable or exercisable for, or any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire, subscribe for or purchase any of the Equity Securities referred to in (a) and (b); or (d) any Contract providing for the acquisition of any of the foregoing, either directly or indirectly.

“Governmental Authority” means any government of any nation, federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the PRC, Hong Kong or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.

“Group” or “Group Companies” means, collectively, the Company, the U.S. Company, the HK Company, the Domestic Companies, the Beijing WFOE, the Guangzhou WFOE, the Shenzhen WFOE, Beijing Yixing, Shanghai Yixing, Guangzhou Yixing, Beijing Zhika, Beijing Ruixing, Guangzhou Zhika, and Guangzhou Zhihui, together with each Subsidiary of any of the foregoing, and “Group Company” refers to any of the Group Companies.

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China.

“IDG” means IDG Investors, IDG Venture, IDG Capital and IDG Investors III.

“IDG Investors” means IDG China IV Investors L.P., and its successors, transferees and permitted assigns.

“IDG Venture” means IDG China Venture Capital Fund IV, L.P., and its successors, transferees and permitted assigns.

“IDG Capital” means IDG China Capital Fund III L.P., and its successors, transferees and permitted assignees.

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“IDG Investors III” means IDG China Capital III Investors L.P., and its successors, transferees and permitted assignees.

“Kunlun” means Kunlun Group Limited and its successors, transferees and permitted assigns.

“L4AI” means L4AI Inc., a company incorporated under the Laws of the British Virgin Islands.

“Law” or “Laws” means any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

“Major Investor” means each Investor (or permitted transferee of such Investor) that holds at least one percent (1%) of all issued and outstanding shares of the Company (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and calculated on a fully-diluted and as-converted basis and including Conversion Shares converted therefrom, and appropriately adjusted for any share split, dividend, combination, recapitalization or other similar event). For the purpose of this term, (a) SCC Venture VI Holdco, Ltd. and SCC Venture VII Holdco, Ltd. shall be collectively deemed as one Investor, (b) all of the Shares held by SCC Venture VI Holdco, Ltd. and SCC Venture VII Holdco, Ltd. shall be aggregated together for the purpose of calculating the number of Shares held by SCC Venture VI Holdco, Ltd. or SCC Venture VII Holdco, Ltd, and (c) once an Investor becomes a Major Investor, such Investor shall not cease to be a Major Investor when its shareholding in the Company is diluted to below one percent (1%), so long as such dilution is not due to a direct or indirect Transfer of any of the Shares of the Company it then or thereafter holds.

“Majority Preferred A Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series A Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Preferred B Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series B Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Preferred B+ Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series B+ Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Preferred B2 Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series B2 Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Preferred C Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series C Preferred Shares (voting together as a single class and on an as converted basis).

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“Majority Preferred C+ Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series C+ Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Preferred D Holders” means, at any time, the following holders of the Series D Preferred Shares of the Company collectively: (i) the holders of fifty percent (50%) or more of the voting power of the then outstanding Series D Preferred Shares held by all of the Shareholders (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as converted basis); provided, that, the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates among all of Shareholders shall be automatically reduced to 49%, if at any time after the date hereof the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates is equal to or exceeds 50% of the voting power of the outstanding Series D Preferred Shares held by all of the Shareholders (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised); and (ii) holders of fifty percent (50%) or more of the voting power of the then outstanding Series D Preferred Shares held by Shareholders who are not the Shareholders of the Company immediately prior to the Closing (as defined in the Purchase Agreement) (the “New Series D Shareholders”) (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as converted basis); provided, that, the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates among the New Series D Shareholders shall be automatically reduced to 49%, if at any time after the date hereof the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates is equal to or exceeds 50% of the voting power of the outstanding Series D Preferred Shares held by all of the New Series D Shareholders (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised).

“Majority Preferred Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Preferred Shares (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised and voting together as a single class on an as converted basis).

“Memorandum and Articles” means the Seventh Amended and Restated Memorandum of Association of the Company and the Seventh Amended and Restated Articles of Association of the Company, as each may be amended and/or restated from time to time.

“OEM” means any original equipment manufacturer of vehicles.

“Ordinary Share Equivalents” means any Equity Security which is by its terms convertible into or exchangeable or exercisable for Ordinary Shares or other share capital of the Company, including without limitation, the Preferred Shares.

“Ordinary Shares” means the Class A Ordinary Shares and/or the Class B Ordinary Shares.

“OTPP” means 2774719 Ontario Limited and its successors, transferees and permitted assigns.

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“Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity.

“PRC” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“Preferred Directors” has the meaning given to such term in the Shareholders Agreement.

“Preferred Shares” means the Series A Preferred Shares, the Series B Preferred Shares, the Series B+ Preferred Shares, the Series B2 Preferred Shares, the Series C Preferred Shares, the Series C+ Preferred Shares and the Series D Preferred Shares (including the Series D Preferred Shares issuable upon the exercise of the Series D Warrants by the holders thereof).

“Qualified IPO” has the meaning given to such term in the Memorandum and Articles.

“Restricted Affiliates” of a specified Person means each other Person where such specified Person (a) owns, directly or indirectly, the Equity Securities representing more than 25% in voting power or economic interest of the outstanding equity interests of such Person (provided that, for the purpose of this limb (a), where such specified Person is Google, Amazon or any other conglomerate as may be added to Schedule D from time to time, Restricted Affiliates of such specified Person shall be each other Person where such specified Person owns, directly or indirectly, the Equity Securities representing more than 50% in voting power or economic interest of the outstanding equity interests of such Person); (b) has the direct or indirect power to designate, appoint or remove a majority of the board of directors of such Person, (c) has the direct or indirect power to designate, appoint or remove (or cause to be designated, appointed or removed) the chief executive officer (or general manager and other equivalent positions) of such Person, (d) has the power to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; or (e) otherwise has a relationship with such other Person that enables the financial statements of such Person to be consolidated into the financial statements of the specified Person under the accounting conventions adopted by the specified Person.

“SAFE” means the State Administration of Foreign Exchange of the PRC or, with respect to any reporting, filing or registration to be accepted or effected by or with the State Administration of Foreign Exchange, any of its branches which is competent to accept or effect such reporting, filing or registration under the Laws of the PRC.

“SAFE Rules and Regulations” means collectively, the Circular 37 and any other applicable SAFE rules and regulations.

“SEHK” means The Stock Exchange of Hong Kong Limited.

“Sequoia” means SCC Venture VI Holdco, Ltd. and SCC Venture VII Holdco, Ltd., and their respective successors, transferees and permitted assigns.

“Series A Preferred Shares” means the Series A Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

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“Series B Preferred Shares” means the Series B Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B+ Preferred Shares” means the Series B+ Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B2 Preferred Shares” means the Series B2 Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series C Preferred Shares” means the Series C Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series C+ Preferred Shares” means the Series C+ Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series D Preferred Shares” means the Series D Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series D Warrant” has the meaning given to such term in the Additional Purchase Agreement.

“Shareholders Agreement” means the Shareholders Agreement, as defined in the Purchase Agreement and as amended from time to time.

“Shares” means the Ordinary Shares and the Preferred Shares.

“Share Restriction Agreements” means the following contracts: (a) the Share Restriction Agreement by and between the Company, Hengyu Li and Free Pony Limited as of February 23, 2017; (b) the Share Restriction Agreement by and between the Company and Jun Peng as of March 13, 2020; and (c) the Share Restriction Agreement by and between the Company, Tiancheng Lou and iWay LLC as of March 13, 2020.

“Subsidiary” means, with respect to any given Person, any other Person that is Controlled directly or indirectly by such given Person.

“Trade Secrets” means Intellectual Property and other proprietary information of the Company which must satisfy or meet all the following standards: (a) that enjoys protection under applicable Laws (including technical information, know-how, drawings, designs, design protocols, specifications, proprietary data, customer lists, databases, proprietary processes, technology, formulae, algorithms, formula, practice, process, design, instrument, pattern, commercial method, proprietary business opportunities, and compilation of information); (b) that is not generally known or reasonably ascertainable by others; (c) that is subject to reasonable measures taken by the relevant Group Company to maintain its secrecy; and (d) that has independent and practicable value.

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“Transaction Documents” has the meaning given to such term in the Shareholders Agreement.

“TMC” means Toyota Motor Corporation and its successors, transferees and permitted assignees.

“US,” “U.S.” or “United States” means the United States of America.

“5Y Capital” means Morningside China TMT Fund IV, L.P., Morningside China TMT Fund IV Co-Investment, L.P. and Morningside China TMT Special Opportunity II, L.P., and their respective successors, transferees and permitted assignees.

1.2         Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Agreement	Preamble
Arbitration Notice	Section 4.6.1
Beijing Company	Preamble
Beijing Ruixing	Preamble
Beijing WFOE	Preamble
Beijing Yixing	Preamble
Beijing Zhika	Preamble
Company	Preamble
Company Option Period	Section 2.2.2
Competitor ROFR Notice	Section 2.1.3
Competitor Transfer Notice	Section 2.1.3
Dispute	Section 4.6.1
Exercising Shareholder	Section 2.2.3.3
First IPO Application Date	Section 4.2
Guangzhou Bibi	Preamble
Guangzhou Company	Preamble
Guangzhou WFOE	Preamble
Guangzhou Yixing	Preamble
Guangzhou Zhihui	Preamble
Guangzhou Zhika	Preamble
HK Company	Preamble
HKIAC	Section 4.6.2
HKIAC Rules	Section 4.6.2
HK Listing Authorities	Section 4.2
Individual Holder or Individual Holders	Preamble
Investor Co-Sale Notice	Section 2.3.1
Investors	Preamble
Jiangsu Heimai	Preamble
Offered Shares	Section 2.2.1
Option Period	Section 2.2.3.1
Ordinary Shareholder and Ordinary Shareholders	Preamble
Other Restriction Agreements	Section 2.1.6
Party or Parties	Preamble
Permitted Transferee or Permitted Transferees	Section 2.5
Prior ROFR Agreement	Recitals
Principal or Principals	Preamble

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Principal Holding Company or Principal Holding Companies	Preamble
Principal’s ROFR Agreement	Section 4.18
Prohibited Transfer	Section 2.6
Pro Rata Share	Section 2.2.3.2
Purchase Agreement	Recitals
Remaining Shares	Section 2.3.1
Second Notice	Section 2.2.3.1
Selling Investor	Section 2.3.1
Series A Investor and Series A Investors	Preamble
Series B Investor and Series B Investors	Preamble
Series B+ Investor and Series B+ Investors	Preamble
Series B2 Investor and Series B2 Investors	Preamble
Series C Investor and Series C Investors	Preamble
Series C+ Investor and Series C+ Investors	Preamble
Series D Investor and Series D Investors	Preamble
Shanghai Yixing	Preamble
Shenzhen Yixing	Preamble
Third Notice	Section 2.2.3.3
Transfer	Section 2.1.1
Transferor	Section 2.2.1
Transfer Notice	Section 2.2.1
U.S. Company	Preamble

1.3        Interpretation. For all purposes of this Agreement, except as otherwise expressly herein provided, (a) the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Standards (as defined in the Shareholders Agreement), (c) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (e) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (f) all references in this Agreement to designated Schedules, Exhibits and Appendices are to the Schedules, Exhibits and Appendices attached to this Agreement, (g) references to this Agreement, any other Transaction Documents and any other document shall be construed as references to such document as the same may be amended, supplemented, superseded, replaced or novated from time to time, (h) the term “or” is not exclusive, (i) the term “including” will be deemed to be followed by “, but not limited to,” (j) the terms “shall,” “will,” and “agrees” are mandatory, and the term “may” is permissive, (j) the phrase “directly or indirectly” means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning, (l) the term “voting power” refers to the number of votes attributable to the Shares (on an as-converted basis) in accordance with the terms of the Memorandum and Articles, (m) the headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement, (n)     references to laws include any such law modifying, re- enacting, extending or made pursuant to the same or which is modified, re- enacted, or extended by the same or pursuant to which the same is made, and (o) all references to dollars or to “US$” are to currency of the United States and all references to RMB are to currency of the PRC (and each shall be deemed to include reference to the equivalent amount in other currencies).

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2.	Restriction on Transfers; Rights of First Refusal and Co-Sale Rights.

2.1         Restriction on Transfers.

2.1.1      Principals. Each Principal, each Principal Holding Company or each of Permitted Transferees under Section 2.5(A)(a), regardless of such Principal’s employment status with the Group Companies, shall not directly or indirectly sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way or otherwise grant any interest or right with respect to (“Transfer”) all or any part of any interest in any Equity Securities of the Company now or hereafter directly or indirectly owned or held by such Principal, in a single or series of related transactions, at any time prior to a Qualified IPO, without the prior written consent of the Board of Directors (including the Approval of the Preferred Directors).

2.1.2      Investors. For the avoidance of doubt, each Investor may freely Transfer any Equity Securities of the Company now or hereafter owned or held by such Investor without any limitation; provided, however, that (a) such Transfer is effected in compliance with all applicable Laws and (b) the transferee shall execute and deliver such documents and take such other actions as may be necessary for the transferee to join in and be bound by all the duties, burdens and obligations of the transferor imposed pursuant to this Agreement (if not already a Party hereto) and the Shareholders Agreement (if not already a party thereto) upon and after such Transfer. The Company will update its register of members upon the consummation of any such permitted Transfer. Subject to the Company’s prior written consent, which shall be deemed to have been automatically given other than with respect to any proposed disclosure of any Trade Secret or any information related to business collaborations with any OEM, each Investor shall be entitled to disclose to any bona fide proposed transferee any information, documents or materials concerning the Company known to or in possession of such Investor, and the Company shall use its commercially reasonable efforts to provide any assistance or cooperation reasonably requested by such Investor or the proposed transferee in connection with such proposed transferee’s due diligence investigation of the Company. The Company may request such transferees to enter into a confidentiality agreement with the Company in a form and substance customary for transactions of a similar nature or otherwise satisfactory to the Company (acting reasonably).

2.1.3      Transfer to Competitors. If any Investor intends to directly or indirectly Transfer any Equity Securities of the Company to any Competitor (except for a Transfer of partnership interest by a limited partner of any Investor or a limited partner of any direct or indirect shareholder of any Investor; provided, that such limited partner of an Investor is not recorded as a direct shareholder in the register of members of the Company, which Transfer shall not be subject to the restrictions under this Section 2.1.3), then such Investor shall promptly give a written notice (the “Competitor Transfer Notice”) to the Company and the Principals prior to such Transfer. The Competitor Transfer Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of Equity Securities to be sold, the consideration to be paid and the identity of each prospective purchaser or transferee. Upon receipt of such Competitor Transfer Notice, the Company and the Principals shall have the right of first refusal, exercisable upon a written notice (the “Competitor ROFR Notice”) to the relevant Investor within fifteen (15) days of the date of the Competitor Transfer Notice of its election to exercise its right of first refusal hereunder, to purchase all of the Equity Interests to be sold on the same terms and conditions as set forth in the Competitor Transfer Notice. If the Company or any Principal fails to give a Competitor ROFR Notice within fifteen (15) days of the date of the Competitor Transfer Notice or gives a written notice stating that it/he will not exercise its right of first refusal or if such Company or Principal gave a Competitor ROFR Notice but failed to complete the purchase of the relevant Equity Securities set out in the Competitor Transfer Notice in accordance with this Section 2.1.3 within thirty (30) days of the Competitor ROFR Notice due to reasons attributable to the Company or such Principal, the relevant Investor shall be entitled to Transfer the Equity Securities proposed to be sold to the Competitor; provided, that such Transfer is bona fide and on the terms and conditions no more favorable than those set forth in the Competitor Transfer Notice.

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2.1.4      Prohibited Transfers Void. Any Transfer of Equity Securities of the Company not made in compliance with this Agreement shall be null and void as against the Company, shall not be recorded on the books of the Company and shall not be recognized by the Company or any other Party.

2.1.5      No Indirect Transfers. Each Principal agrees not to circumvent or otherwise avoid the Transfer restrictions or intent thereof set forth in this Agreement, whether by holding the Equity Securities of the Company indirectly through another Person or by causing or effecting, directly or indirectly, the Transfer or issuance of any Equity Securities by any such Person, or otherwise.

2.1.6      Cumulative Restrictions. For purposes of clarity, the restrictions on Transfer set forth in this Agreement on a Party are cumulative with, and in addition to, the restrictions set forth in each other agreement imposing restrictions on Transfer by such Person of Equity Securities of the Company (collectively, the “Other Restriction Agreements”), including the Shareholders Agreement, the Share Restriction Agreements, and the Memorandum and Articles, and not in lieu thereof.

2.1.7      Exempt Transaction. Regardless of anything else contained herein, Section 2 and Section 3 of this Agreement shall not apply with respect to a Transfer made pursuant to Section 2.5 of this Agreement, Section 11 of the Shareholders Agreement or Articles 121 and 122 of the Memorandum and Articles.

2.2         Rights of First Refusal.

2.2.1      Transfer Notice. To the extent the applicable consent of the Board of Directors (including the Approval of the Preferred Directors) is given pursuant to Section 2.1, if any Principal or any other Ordinary Shareholder that is subject to this Agreement (a “Transferor”) proposes to Transfer any Equity Securities of the Company or any interest therein to one or more third parties, then the Transferor shall give the Company and each Major Investor written notice of the Transferor’s intention to make the Transfer (the “Transfer Notice”), which shall include (a) a description of the Equity Securities to be transferred (the “Offered Shares”), (b) the identity and address of the prospective transferee, and (c) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Transferor has received a definitive offer from the prospective transferee and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer.

2.2.2      Option of the Company. The Company shall have an option for a period of ten (10) days following receipt of the Transfer Notice (the “Company Option Period”) to elect to purchase all or any portion of the Offered Shares, at the same price and subject to the same terms and conditions as described in the Transfer Notice, exercisable by written notice to the Transferor (with a copy to the Major Investors) before expiration of the Company Option Period.

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2.2.3       Option of Investors.

2.2.3.1      To the extent the Company does not timely elect to purchase all of the Offered Shares pursuant to Section 2.2.2 above, then the Transferor and the Company shall deliver to each Major Investor written notice (the “Second Notice”) thereof within five (5)   days after the expiration of the Company Option Period confirming the number of Offered Shares that have not been purchased by the Company, and each such Major Investor shall have an option for a period of thirty (30) days following receipt of the Second Notice (the “Option Period”) to elect to purchase all or any portion of its respective Pro Rata Share of the remaining Offered Shares at the same price and subject to the same terms and conditions as described in the Transfer Notice, by notifying the Transferor and the Company in writing before expiration of the Option Period as to the number of such Offered Shares that it wishes to purchase.

2.2.3.2      For the purposes of this Section 2.2.3, a Major Investor’s “Pro Rata Share” of such remaining Offered Shares shall be equal to (a) the total number of such remaining Offered Shares that have not been purchased by the Company, multiplied by (b) a fraction, the numerator of which shall be the aggregate number of Ordinary Shares held by such Major Investor on the date of the Transfer Notice (including all Preferred Shares held by such Major Investor on an as-converted to Ordinary Share basis) and the denominator of which shall be the total number of Ordinary Shares held by all Major Investors on such date (including all Preferred Shares held by such Major Investors on an as-converted to Ordinary Share basis).

2.2.3.3      If any Major Investor fails to exercise its right to purchase its full Pro Rata Share of such Offered Shares, the Company shall deliver written notice thereof (the “Third Notice”), within five (5) days after the expiration of the Option Period, to the Transferor and to each Major Investor that elected to purchase its entire Pro Rata Share of the Offered Shares (an “Exercising Shareholder”). The Exercising Shareholders shall have a right of re-allotment, and may exercise an additional right to purchase such unpurchased Offered Shares by notifying the Transferor and the Company in writing within fifteen (15) days after receipt of the Third Notice; provided, however, that if the Exercising Shareholders desire to purchase in aggregate more than the number of such unpurchased Offered Shares, then such unpurchased Offered Shares will be allocated to the extent necessary among the Exercising Shareholders in accordance with their relative Pro Rata Shares.

2.2.3.4      Subject to applicable securities Laws, each Major Investor shall be entitled to apportion the Offered Shares to be purchased among its Affiliates; provided, that such Major Investor notifies the Company and the Transferor in writing.

2.2.4       Procedure.     If any Major Investor or the Company gives the Transferor notice that it desires to purchase Offered Shares, and, as the case may be, any re-allotment, then payment for the Offered Shares to be purchased shall be made by check (if agreeable to the Transferor), or by wire transfer in immediately available funds of the appropriate currency, against delivery of such Offered Shares to be purchased, at a place agreed to by the Transferor, the Company (if it is a purchaser) and all the Exercising Shareholders, and at the time of the scheduled closing therefor, but if they cannot agree, then at the principal executive offices of the Company on the seventy-fifth (75th) day after the Company’s receipt of the Transfer Notice, unless such notice contemplated a later closing date with the prospective third party transferee or unless the value of the purchase price has not yet been established pursuant to Section 2.2.5, in which case the closing shall be on such later date or as provided in Section 2.2.5.4. The Company shall update its register of members upon the consummation of any such Transfer.

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2.2.5       Valuation of Property.

2.2.5.1       Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and/or the Major Investors, as applicable, shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property.

2.2.5.2      If the Transferor, the Company (if it is a purchaser) and the Exercising Shareholders electing to purchase a majority of the Offered Shares elected to be purchased by all Exercising Shareholders (if they are purchasers) cannot agree on the cash value of such property within the Option Period, the valuation shall be made by an appraiser of internationally recognized standing jointly selected by agreement of such groups or, if they cannot agree on an appraiser within the Option Period, each such group shall select an appraiser of internationally recognized standing and such appraisers shall jointly designate another appraiser of internationally recognized standing, whose appraisal shall be determinative of such value.

2.2.5.3      The cost of such appraisal shall be shared equally by the Transferor, on the one hand, and the purchasers pro rata based on the number of Offered Shares such purchaser is purchasing, on the other hand.

2.2.5.4      If the value of the purchase price offered by the prospective transferee is not determined within sixty-five (65) days following the Company’s receipt of the Transfer Notice from the Transferor, the closing of the purchase of Offered Shares by the Company and/or the Major Investors shall be held on or prior to the tenth (10th) Business Day after such valuation shall have been made pursuant to this Section 2.2.5.

2.2.5.5      Notwithstanding any provision to the contrary in this Agreement, if any Major Investor electing to purchase any Offered Shares disagrees with the value of the purchase price offered by the prospective transferee as determined pursuant to this Section 2.2.5, upon delivery of written notice by such Major Investor to the Transferor and the Company no less than five (5) days before the scheduled closing for such purchase, such Major Investor shall be deemed to not have exercised its right of first refusal pursuant to this Section 2.2 with respect to such Offered Shares and shall not be obligated to complete such purchase, in which case such Offered Shares may be reallocated to the extent appropriate among the Exercising Shareholders in accordance with their relative Pro Rata Shares, subject to the agreement of the Exercising Shareholders in writing.

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2.3        Right of Co-Sale.

2.3.1      To the extent the Company and the Major Investors do not exercise (or are deemed to not have exercised) their respective rights of first refusal pursuant to Section 2.2 as to all of the Offered Shares proposed to be sold by the Transferor to the third party transferee identified in the Transfer Notice, the Transferor shall promptly give written notice thereof to each Major Investor not exercising (or deemed to not have exercised) any right of first refusal pursuant to Section 2.2 (the “Investor Co-Sale Notice”) (specifying in such Investor Co-Sale Notice the number of remaining Offered Shares as well as the number of Equity Securities that such Major Investor may participate in such sale), and each such Major Investor shall have the right to participate in such sale to the third party transferee identified in the Transfer Notice, of the remaining Offered Shares not purchased pursuant to Section 2.2 (the “Remaining Shares”), on the same terms and conditions as specified in the Transfer Notice (but in no event less favorable than the terms and conditions offered to the Transferor and; provided, that such Major Investor shall (a) only be required to provide customary fundamental representations and warranties as a holder of such Equity Securities relating to its capacity, the enforceability of the relevant transaction documents against it and the title and ownership of the Equity Securities to be transferred by it and shall not be required to provide representations and warranties on the business or assets of the Group or on any Group Company and (b) not be obliged to pay any amount with respect to any liabilities arising from the representations and warranties made by it in excess of its share of the total consideration paid by the transferee) by notifying the Transferor in writing within ten (10) days following the date of the Investor Co-Sale Notice (each such electing Major Investor, a “Selling Investor”). Such Selling Investor’s notice to the Transferor shall indicate the number of Equity Securities the Selling Investor wishes to sell under its right to participate. To the extent one or more Major Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of Offered Shares that the Transferor may sell in the Transfer to the third-party transferee identified in the Transfer Notice shall be correspondingly reduced.

2.3.2      The total number of Equity Securities that each Selling Investor may elect to sell shall be equal to the product of (a) the aggregate number of Remaining Shares multiplied by (b) a fraction, the numerator of which is the number of Shares (on an as-converted basis) owned by such Selling Investor on the date of the Transfer Notice and the denominator of which is the total number of Shares owned by the Transferor and all Major Investors entitled to exercise their co-sale right hereunder.

2.3.3      Each Selling Investor shall effect its participation in the sale by promptly delivering to the Transferor for Transfer to the prospective purchaser, before the applicable closing, one or more share certificates, properly endorsed for transfer, which represent the type and number of Equity Securities which such Selling Investor elects to sell; provided, however, that if the prospective third party purchaser objects to the delivery of Ordinary Share Equivalents in lieu of Ordinary Shares, such Selling Investor shall only deliver Ordinary Shares (and therefore shall convert any such Ordinary Share Equivalents into Ordinary Shares) and certificates corresponding to such Ordinary Shares, and the Company shall effect any such conversion concurrent with the actual transfer of such Shares to the purchaser and contingent on such transfer by updating the register of members.

2.3.4      The share certificate or certificates that a Selling Investor delivers to the Transferor pursuant to this Section 2.3 shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Transferor shall concurrently therewith remit to such Selling Investor that portion of the sale proceeds to which such Selling Investor is entitled by reason of its participation in such sale. The Company will update its register of members upon the consummation of any such Transfer.

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2.3.5      To the extent that any prospective purchaser prohibits the participation by a Selling Investor exercising its co-sale rights hereunder in a proposed Transfer or otherwise refuses to purchase Shares or other securities from Selling Investor exercising its co-sale rights hereunder, the Transferor shall not sell to such prospective purchaser any Equity Securities unless and until, simultaneously with such sale, the Transferor shall purchase from such Selling Investor such Shares or other securities that such Selling Investor would otherwise be entitled to sell to the prospective purchaser pursuant to its co-sale rights for the same consideration and on the same terms and conditions as the proposed Transfer described in the Transfer Notice (but in no event less favorable than the terms and conditions offered to the Transferor and subject to the proviso in Section 2.3.1).

2.4         Non-Exercise of Rights of First Refusal and Co-Sale.

2.4.1       If the Company and the Major Investors do not elect (or are deemed to not have elected) to purchase all of the Offered Shares in accordance with Section 2.2, then, subject to the right of the Major Investors to exercise their rights to participate in the sale of Offered Shares within the time periods specified in Section 2.3, the Transferor shall have a period of ninety (90) days from the expiration of the Option Period in which to sell the remaining Offered Shares that have not been taken up under Section 2.2 and Section 2.3, as applicable, to the third party transferee identified in the Transfer Notice upon terms and conditions (including the purchase price) no more favorable to the purchaser than those specified in the Transfer Notice, so long as any such sale is effected in accordance with all applicable Laws. The Parties agree that each such transferee, prior to and as a condition to the consummation of any sale, shall execute and deliver to the Parties documents and other instruments assuming the obligations of such Transferor under this Agreement, the Memorandum and Articles, the Shareholders Agreement and if applicable, the Share Restriction Agreements with respect to the Offered Shares, and the Transfer shall not be effective and shall not be recognized by any Party until such documents and instruments are so executed and delivered.

2.4.2      In the event the Transferor does not consummate the sale of such Offered Shares to the third party transferee identified in the Transfer Notice within such ninety (90) day period, the rights of the Major Investors under Section 2.2 and Section 2.3 shall be re-invoked and shall be applicable to each subsequent disposition of such Offered Shares by the Transferor until such rights lapse in accordance with the terms of this Agreement.

2.4.3      The exercise, non-exercise or deemed non-exercise of the rights of the Major Investors under this Section 2 to purchase Equity Securities from a Transferor or participate in the sale of Equity Securities by a Transferor shall not adversely affect their rights to make subsequent purchases from the Transferor of Equity Securities or subsequently participate in sales of Equity Securities by the Transferor hereunder.

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2.5        Limitations to Rights of First Refusal and Co-Sale and Transfer Restriction. Subject to the requirements of applicable Law, (A) the Transfer restriction under Section 2.1 shall not apply to (a) any Transfer or Transfers of any Equity Securities of the Company now or hereafter held by a Principal to such Principal’s parents, children, spouse, or to a trustee, executor, or other fiduciary for the benefit of such Principal or such Principal’s parents, children, spouse for bona fide estate planning purposes and/or the wholly owned affiliates of a Principal prior to a Qualified IPO; provided, that such Principal shall retain Control of such Equity Securities; (b) any Transfer or Transfers by a Principal which in the aggregate, over the term of this Agreement, amount to no more than five percent (5%) of the Ordinary Shares as set forth opposite such Principal’s name on Schedule A-1 (including Ordinary Share Equivalents) held by such Principal as of the date of Closing (as adjusted for share splits, combinations, dividends, recapitalizations and the like) (each such transferee pursuant to clauses (a) and (b) above, a “Permitted Transferee,” and collectively, the “Permitted Transferees”); provided, that in each case, (i) such Transfer is effected in compliance with all applicable Laws, including without limitation, the SAFE Rules and Regulations, (ii) respecting any Transfer pursuant to clause (a) above, the Principal has provided the Major Investors reasonable evidence of the bona fide estate planning purposes for such Transfer and reasonable evidence of the satisfaction of all applicable filings or registrations required by SAFE under the SAFE Rules and Regulations, (iii) with respect to any Transfer pursuant to clauses (a) and (b) above, such Transfer will not result in a change of Control of the Company and (iv) each such Permitted Transferee under clause (a) above, prior to the completion of the Transfer, shall have executed document assuming the obligations of applicable Ordinary Shareholder under this Agreement and Other Restriction Agreements as an applicable Ordinary Shareholder with respect to the transferred Equity Securities. Such transferred Equity Securities shall remain “Equity Securities” hereunder, and such transferee or donee shall be treated as a “Principal,” a “Principal Holding Company” or an “Individual Holder” for purposes of this Agreement and the applicable Other Restriction Agreements; and (B) the right of first refusal and right of co-sale of the Company and the Major Investors under Section 2.2 and Section 2.3 shall not apply to clause (a) or (b) above; provided, that the requirements under clauses (i), (ii), (iii) and (iv) have been satisfied.

2.6        Prohibited Transfers. In the event the Transferor should sell any Equity Securities in contravention of the co-sale rights of the Major Investors under Section 2.3 (a “Prohibited Transfer”), the Major Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Transferor shall be bound by the applicable provisions of such option.

2.6.1      Put Option. In the event of a Prohibited Transfer, each Major Investor shall have the right to sell to the Transferor the type and number of Equity Securities equal to the number of Equity Securities such Major Investor would have been entitled to Transfer to the third-party transferee under Section 2.3 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions.

2.6.1.1      The price per Share at which the Shares are to be sold to the Transferor shall be equal to the price per Share that would have been paid by the third-party transferee to such Major Investor and/or the Transferor in the Prohibited Transfer. The Transferor shall also reimburse each Major Investor for any and all reasonable fees and expense, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of such Major Investor’s rights under Section 2.

2.6.1.2      Within ninety (90) days after the later of the dates on which a Major Investor (a) received notice of the Prohibited Transfer or (b) otherwise becomes aware of the Prohibited Transfer, such Major Investor shall, if exercising the option created hereby, deliver to the Transferor an instrument of Transfer and either the certificate or certificates representing shares to be sold under this Section 2.6 by such Major Investor, each certificate to be properly endorsed for Transfer, or an affidavit of lost certificate. The Transferor shall, upon receipt of the foregoing, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, in cash by wire transfer of immediately available funds or by other means acceptable to such Major Investor. The Company will concurrently therewith record such Transfer on its books and update its register of members and will promptly thereafter and in any event within five (5) days reissue certificates, as applicable, to the Transferor and the Major Investor reflecting the new securities held by them giving effect to such Transfer.

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2.6.2      Voidability of Prohibited Transfer. Notwithstanding anything to the contrary contained herein and the rights afforded to each Major Investor in this Section 2.6, any attempt by a Transferor to Transfer Equity Securities in violation of Section 2 shall be void, and the Company agrees it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such Shares without the written consent of each of the Major Investors at the time of the Prohibited Transfer.

2.7       Lock-Up. In addition to but not in lieu of any other Transfer restriction contained herein, each of the Principals and the Individual Holders agrees that such Person will not during the period commencing on the date of the final prospectus relating to the first underwritten registered public offering of the Ordinary Shares and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days from the date of such final prospectus) (a) lend, offer, pledge, hypothecate, hedge, sell, make any short sale of, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise Transfer or dispose of, directly or indirectly, any Equity Securities of the Company (other than those included in such offering) or (b) enter into any swap or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of such Equity Securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Equity Securities of the Company or other securities, in cash or otherwise. The underwriters in connection with such public offering are intended third party beneficiaries of this Section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each of the Principals and the Individual Holders agrees to execute and deliver to the underwriters a lock-up agreement containing substantially similar terms and conditions as those contained herein.

3             Legend. Each existing or replacement certificate for Equity Securities of the Company now owned or hereafter acquired by each of the Principals, the Individual Holders and their Permitted Transferees shall bear the following legend:

“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THESE SECURITIES IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (AS AMENDED FROM TIME TO TIME) BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.”

The Company may annotate its register of members with an appropriate, corresponding legend. At such time as Equity Securities are no longer subject to this Agreement, the Company shall, at the request of the holder of such Equity Securities, issue replacement certificates for such Equity Securities without such legend.

In order to ensure compliance with the terms of this Agreement, the Company may issue appropriate “stop transfer” instructions to its Transfer agent, if any, and, if the Company acts as Transfer agent for its own securities, it may make appropriate notations to the same effect in its own records.

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4	Miscellaneous.

4.1        Termination. This Agreement shall terminate and be of no further force or effect (a) upon the earlier of (i) the consummation of a Qualified IPO and (ii) a liquidation or winding up of the Company and (b) with respect to an Investor if such Investor ceases to hold any Equity Securities of the Company. If this Agreement terminates or terminates with respect to an Investor, the Parties or such Investor shall be released from their respective or its obligations under this Agreement, except (x) in respect of any obligation stated under this Section 4 (other than Sections 4.3, 4.19 and 4.24) or stated explicitly to continue to exist after the termination of this Agreement (including Section 2.7) and (y) if any Party breaches this Agreement before the termination of this Agreement, it shall not be released from its obligations relating to such breach on termination.

4.2       Listing on the SEHK. Notwithstanding anything to the contrary provided herein, from the date on which the Company submits its first IPO (as defined in the Shareholders Agreement) application (the “First IPO Application Date”) to the SEHK and the Securities and Futures Commission (collectively, the “HK Listing Authorities”), except with written consent of the Company no holder of Shares shall be entitled to, directly or indirectly, transfer any Share whether in accordance with the provisions hereunder or not; provided, that any restrictions provided under this Section 4.2 shall cease to apply upon the earlier of (i) such IPO application being rejected by any HK Listing Authority or otherwise withdrawn by the Company, and (ii) the twelve (12) month anniversary of the First IPO Application Date if such IPO fails to be consummated by such time.

4.3       Further Assurances. Upon the terms and subject to the conditions herein, each of the Parties hereto agrees to use its best efforts to take or cause to be taken all action, to do or cause to be done all things, to execute such further instruments, and to assist and cooperate with the other Parties hereto in doing all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

4.4       Assignments and Transfers; No Third Party Beneficiaries. Except as otherwise provided herein, this Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, the Parties’ respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of any Investor hereunder are assignable (together with the related obligations) without the consent of any other Party in connection with the Transfer of Equity Securities of the Company held by such Investor in accordance with this Agreement but only to the extent of such Transfer. This Agreement and the rights and obligations of each other Party hereunder shall not otherwise be assigned without the mutual written consent of the other Parties except as expressly provided herein.

4.5       Governing Law. This Agreement shall be governed by and construed under the Laws of Hong Kong, without regard to principles of conflict of Laws thereunder.

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4.6         Dispute Resolution.

4.6.1      Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination, validity or invalidity thereof, shall be referred to arbitration upon the demand of any party to the Dispute with notice (the “Arbitration Notice”) to the other parties thereto.

4.6.2      The Dispute shall be settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Arbitration Notice is submitted in accordance with the HKIAC Rules. There shall be three (3) arbitrators, all of whom shall be qualified to practice Law in Hong Kong.

4.6.3      The arbitral proceedings shall be conducted in English and Chinese. To the extent that the HKIAC Rules are in conflict with the provisions of this Section 4.6, including the provisions concerning the appointment of the arbitrators, the provisions of this Section 4.6 shall prevail.

4.6.4      Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents reasonably requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party and except for any information and documents subject to legal professional privilege.

4.6.5      The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

4.6.6      The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive Laws of Hong Kong, without regard to principles of conflict of Laws thereunder, and shall not apply any other substantive Law.

4.6.7      Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

4.6.8      During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

4.7         Notices. Any notice, request, consent or other communication required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address of the relevant Party as shown on Schedule C attached to this Agreement (or at such other address or number as such Party may designate by fifteen (15) days’ advance written notice to the other Parties to this Agreement given in accordance with this Section 4.7). Where a notice, request, consent or other communication is sent by next-day or second-day courier service, service of the notice, request, consent or other communication shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, request, consent or other communication, with a written confirmation of delivery, and to have been effected at the earlier of (a) delivery (or when delivery is refused) and (b) expiration of two (2) Business Days after the letter containing the same is sent as aforesaid. Where a notice, request, consent or other communication is sent by fax or electronic mail, service of the notice, request, consent or other communication shall be deemed to be effected by properly addressing, and sending such notice, request, consent or other communication through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid, if such day is a Business Day and if sent during normal business hours of the recipient, otherwise the next Business Day. Notwithstanding the foregoing, to the extent a “with a copy to” address is designated, notice must also be given to such address in the manner above for such notice, request, consent or other communication hereunder to be effective.

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4.8        Expenses. If any action at Law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

4.9        Rights Cumulative; Specific Performance. Each and all of the various rights, powers and remedies of a Party hereto will be considered to be cumulative with and in addition to any other rights, powers and remedies which such Party may have at Law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such Party. Without limiting the foregoing, the Parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

4.10     Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

4.11      Amendments and Waivers. Any provision in this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (a) the Company; (b) Each Series Majority Preferred Holders; and (c) the holders of a majority of then outstanding Ordinary Shares held by the Principals and the Individual Holders; provided, that no amendment or waiver shall be effective or enforceable in respect of a holder of any particular series of Preferred Shares of the Company if such amendment or waiver affects such holder materially and adversely differently from the other holders of such particular series of Preferred Shares of the Company, unless such holder consents in writing to such amendment or waiver in advance. Notwithstanding the foregoing, any Party may waive the observance as to such Party of any provision of this Agreement (either generally or in a particular instance and either retroactively or prospectively) by an instrument in writing signed by such Party without obtaining the consent of any other Party. Any amendment or waiver so effected shall be binding upon all the Parties hereto and all Parties’ respective successors and permitted assigns, whether or not any such Party, successor or assign entered into or approved such amendment or waiver. Any amendment or waiver effected in accordance with this Section shall be binding upon all the Parties hereto.

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4.12     No Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

4.13     Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, and any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

4.14     No Presumption. The Parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. If any claim is made by a Party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any Party or its counsel.

4.15     Headings and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.16     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

4.17      Entire Agreement. This Agreement together with the other instruments and agreements referenced herein constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. For the avoidance of doubt, the Parties hereby agree and acknowledge that the Principals and the Principal Holding Companies are subject to further, additional restrictions under the terms of the Other Restriction Agreements.

24

4.18     Conflict with Other Rights of First Refusal. Each Principal has entered into certain share purchase agreement or share restriction agreement with the Company (together with any additional share purchase agreement and share restriction agreement that a Principal may enter into with the Company, the “Principal’s ROFR Agreements”), which agreement contains a right of first refusal provision in favor of the Company. For so long as this Agreement remains in existence, the right of first refusal provisions contained in this Agreement shall supersede the right of first refusal provisions contained in the Principal’s ROFR Agreements; provided, however, that the other provisions of the Principal’s ROFR Agreements shall remain in full force and effect. If, however, this Agreement shall terminate, the right of first refusal provisions contained in the Principal’s ROFR Agreements shall be in full force and effect in accordance with its terms.

4.19     Control. In the event of any conflict or inconsistency between any of the terms of this Agreement and any of the terms of any of the Charter Documents of any of the Group Companies, or in the event of any dispute related to any such Charter Document, the terms of this Agreement shall prevail in all respects as between the Parties (other than the Company), the Parties (other than the Company) shall give full effect to and act in accordance with the provisions of this Agreement over the provisions of such Charter Documents, and the Parties hereto (other than the Company) shall exercise all voting and other rights and powers (including to procure any required alteration to such Charter Documents to resolve such conflict or inconsistency) to make the provisions of this Agreement effective, and not to take any actions that impair any provisions in this Agreement.

4.20     Adjustments for Share Splits, Etc. Wherever in this Agreement there is a reference to a specific number of Shares of the Company, then, upon the occurrence of any share split, share subdivision, share combination, share dividend, recapitalization or other similar event affecting any class or series of the Shares, the specific number of Shares so referenced in this Agreement shall automatically be proportionally adjusted, as appropriate, to reflect the effect on the outstanding Shares by such share split, share subdivision, share combination, share dividend, recapitalization or other similar event. Such shares shall be subject to this Agreement and shall be endorsed with the legend set forth in Section 3, as applicable. Such Shares shall be subject to this Agreement and shall be endorsed with the legend set forth in Section 3.

4.21      Use of English Language. This Agreement has been executed and delivered in the English language. Any translation of this Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes thereof.

4.22      Aggregation of Shares. For the purposes of determining the availability of any rights under this Agreement, the holdings of any transferee and assignee of an individual or a partnership who is a spouse, ancestor, lineal descendant or siblings of such individual or partners or retired partners of such partnership or Affiliates of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Ordinary Shares by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement. Additionally, all Shares held or acquired by an Investor and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

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4.23      Future Significant Holders. Except with the approval of Majority Preferred Holders in writing, the Company covenants that it will cause all future holders of more than one percent (1%) of the Company’s Ordinary Shares and all future holders of Equity Securities convertible, exchangeable or exercisable for more than one percent (1%) of the Company’s Ordinary Shares (other than, in any case, the Investors) to enter into this Agreement and become subject to the terms and conditions hereof as a Principal or an Individual Holder. The Parties hereto hereby agree that such future holders shall become parties to this Agreement by executing a counterpart of this Agreement in a standard and customary form reasonably satisfactory to the Majority Preferred Holders, without any amendment of this Agreement, or any consent or approval of any other party.

4.24      Deed of Adherence. Promptly following the formation of any new Subsidiary of any Group Company, the Group Companies shall cause such new Subsidiary to execute and deliver a deed of adherence to accede to the terms of this Agreement in form and substance satisfactory to the Preferred Directors and join this Agreement as a Party and a Group Company.

4.25      Independent Nature of each Investor’s Obligations and Rights. The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint, and no Investor is responsible in any way for the performance or conduct of any other party in connection with the transactions contemplated hereby. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be or shall be deemed to constitute a partnership, association, joint venture, or joint group with respect to the Investors. Each Investor agrees that no other party has acted as an agent for such Investors in connection with the transactions contemplated hereby.

4.26      Additional Series D Investors. Each additional purchaser of the Series D Preferred Shares or the Series D Warrants sold pursuant to the Purchase Agreement and the Additional Purchase Agreements at the Closing and at the Additional Closings (as defined in the Purchase Agreement) may become a party to this Agreement and the related Transaction Documents, and have the rights and obligations hereunder and thereunder, by executing and delivering to the Company such purchaser’s counterpart signature pages and/or such purchaser’s joinder agreement or deed of adherence to this Agreement and the related Transaction Documents, in form and substance reasonably acceptable to the Company. Each such additional purchaser so acquiring the Series D Preferred Shares or the Series D Warrants shall be considered a “Series D Investor” for purposes of this Agreement and the related Transaction Documents, and any Series D Preferred Shares (including the Series D Preferred Shares issuable under the Series D Warrants) so acquired by such additional purchaser shall be considered “Shares” for purposes of this Agreement and all other agreements contemplated hereby. Notwithstanding Section 4.11 of this Agreement, Schedule B-8 and Schedule C to this Agreement shall be updated by the Company without need for consent of any other party to reflect the parties purchasing such Series D Preferred Shares, the Series D Warrant (or the Series D Preferred Shares issuable under the Series D Warrants) and their addresses for notices.

[The remainder of this page has been intentionally left blank.]

26

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

PONY AI INC.

By:	/s/ Jun Peng
Name:	Jun Peng
Title:	Director

PONY.AI, INC.

By:	/s/ Jun Peng
Name:	Jun Peng
Title:	Director

HONGKONG PONY AI LIMITED

By:	/s/ Jun Peng
Name:	Jun Peng
Title:	Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

BEIJING PONY HUIXING TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY HUIXING TECHNOLOGY CO., LTD.

By:	/s/ Hengyu Li
Name:	Hengyu Li
Title:	Legal Representative

BEIJING PONY AI TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY AI TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

SHENZHEN PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ SHENZHEN PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GUANGZHOU PONY AI TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY AI TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

GUANGZHOU PONY HUIXING TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY HUIXING TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

JIANGSU HEIMAI DATA TECHNOLOGY CO., LTD. Company seal: /s/ JIANGSU HEIMAI DATA TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

GUANGZHOU BIBI TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU BIBI TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

BEIJING PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

SHANGHAI PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ SHANGHAI PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Haojun Wang
Name:	Haojun Wang
Title:	Legal Representative

GUANGZHOU PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

BEIJING PONY ZHIKA TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY ZHIKA TECHNOLOGY CO., LTD.

By:	/s/ Hengyu Li
Name:	Hengyu Li
Title:	Legal Representative

BEIJING PONY RUIXING TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY RUIXING TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

GUANGZHOU PONY ZHIKA TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY ZHIKA TECHNOLOGY CO., LTD.

By:	/s/ Hengyu Li
Name:	Hengyu Li
Title:	Legal Representative

GUANGZHOU PONY ZHIHUI LOGISTICS TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY ZHIHUI LOGISTICS TECHNOLOGY CO., LTD.

By:	/s/ Xing He
Name:	Xing He
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPALS AND PRINCIPAL HOLDING COMPANIES:

JUN PENG

/s/ Jun Peng

TIANCHENG LOU

/s/ Tiancheng Lou

IWAY LLC

By:	/s/ Tiancheng Lou
Name: TIANCHENG LOU
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPALS AND PRINCIPAL HOLDING COMPANIES:

HENGYU LI

/s/ Hengyu Li

FREE PONY LIMITED

By:	/s/ Hengyu Li
Name: HENGYU LI
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

CHIU, WEI-YANG

/s/ Jun Peng

LEE, KUN-HAN

/s/ Jun Peng

ROBERT JOSEPH DINGLI

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

CYRUS F ABARI

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

STEPHEN LEE

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

JIALIN JIAO

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

KEVIN CHIHPEI SHEU

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

YUI-HONG MATTHIAS TAN

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

KELVIN KAI WANG CHAN

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

CHUN-YU, CHUNG

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

STARBURST LIMITED

By:	/s/ Jun Peng
Name: JUN PENG
Title: Director

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

Juan Xu, as Trustee of the Alicia Peng Irrevocable Trust

/s/ Jun Peng

Juan Xu, as Trustee of the Selena Peng Irrevocable Trust

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

Stephanie A. Bruno, as Trustee Of Bole 2021 Family Trust

/s/ Jun Peng

 [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER/ INVESTOR/INDIVIDUAL HOLDER:

JIan Peng

/s/ Jian Peng

  [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INDIVIDUAL HOLDERS:

/s/ Haojun Wang
Haojun Wang

/s/ Jun Zhou
Jun Zhou

/s/ Suping Xu
Suping Xu

/s/ Fengheng Tang
Fengheng Tang

  [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

L4AI INC.

By:	/s/ Jun Zhou
Name: Jun Zhou
Title: Director

  [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ERVC Technology IV LP

By:	EVRC Technology Advisors IV LP,
its General Partner
By:	Eight Roads GP, as General Partner

By:	/s/ Driaan Viljoen
Name: Driaan Viljoen
Title: Authorized Signatory

  [Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ACE Redpoint Associates China I, L.P.

By: ACE Redpoint Ventures China I GP, Ltd.,
its general partner

By:	/s/ David Egglishaw
Name:	David Egglishaw
Title:	Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ACE Redpoint China Strategic I, L.P.
By: ACE Redpoint Ventures China I GP, L.P.,
its general partner

By: ACE Redpoint Ventures China I GP, Ltd.,
its general partner

By:	/s/ David Egglishaw
Name:	David Egglishaw
Title:	Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ACE Redpoint Ventures China I, L.P.

By: ACE Redpoint Ventures China I GP, L.P.,
its general partner

By: ACE Redpoint Ventures China I GP, Ltd.,
its general partner

By:	/s/ David Egglishaw
Name:	David Egglishaw
Title:	Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDER:

Alpha Plus Holdings, Ltd.

By:	/s/ WILLIAM APOLLO CHEN
Name:	WILLIAM APOLLO CHEN
Title:	MANAGING DIRECTOR

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

City Ace Investment Corporation

By:	/s/ Michelle Zhoy
Name:	Michelle Zhoy
Title:

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

CPE Investment (Hong Kong) 2018 Limited

By:	/s/ YONG Leong Chu, Yonn
Name: YONG Leong Chu, Yonn
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Fidelity China Special Situations PLC

By:	/s/ Natalia de Sousa
Name: Natalia de Sousa
Title: Company Secretary and authorised signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

HONTAI CAPITAL FUND I LIMITED PARTNERSHIP

By:	/s/ Yuntao Ma
Name: Yuntao Ma
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

IDG CHINA CAPITAL III INVESTORS L.P.

By: IDG CHINA CAPITAL FUND GP III ASSOCIATES LTD.,
its General Partner

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

IDG CHINA VENTURE CAPITAL FUND IV L.P.

By: IDG CHINA VENTURE CAPITAL FUND IV ASSOCIATES L.P.,
its General Partner
By: IDG CHINA VENTURE CAPITAL FUND GP IV ASSOCIATES LTD.,
its General Partner

By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

IDG CHINA IV INVESTORS L.P.

By: IDG China VENTURE Capital Fund GP IV Associates Ltd.,
its General Partner

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

IDG CHINA CAPITAL FUND III L.P.

By: IDG China Capital Fund III Associates L.P.,
its General Partner
By: IDG China Capital Fund GP III Associates Ltd.,
its General Partner

By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Company seal: Kunlun Group Limited

By:	/s/ Yahui Zhou
Name:	Yahui Zhou
Title:

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

LC FUND VH, L.P.

By:	/s/ Qifeng Fan
Name:	Qifeng Fan
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

LC PARALLEL FUND VII, L.P.

By:	/s/ Qifeng Fan
Name:	Qifeng Fan
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

LEGENDSTAR FUND II, L.P.

By:	/s/ WANG Mingyao
Name: WANG Mingyao
Title: Managing partner

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

VANTAGE ESTATE LIMITED

By:	/s/ WANG Mingyao
Name: WANG Mingyao
Title: Managing partner

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Cassini Partners, L.P.
By: Neumann Advisory Hong Kong Limited
Power of Attorney

By:	/s/ ZHANG Fei
Name: ZHANG Fei
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Neumann Capital

By:	/s/ ZHANG Fei
Name:	ZHANG Fei
Title:	Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Favor Star Limited
By: Neumann Advisory Hong Kong Limited

Power of Attomey

By:	/s/ ZHANG Fei

Name: ZHANG Fei

Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

MIRACLE MISSION LIMITED

/s/ Yan Zhu
By: Yan Zhu
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS (in its capacity as a Series C Investor, a Series C+ Investor and a Series D Investor):

2774719 Ontario Limited

By:	/s/ Ken Ling Kelvin YU
Name: Ken Ling Kelvin YU
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SCC VENTURE VI HOLDCO, LTD.

By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SCC VENTURE VII HOLDCO, LTD.

By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Shixiang Founders Capital IV Limited

By:	/s/ Li Guangmi
Name: Li Guangmi
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SONGHE XIAOMA INVESTMENT LTD.

By:	/s/ LI Wei
Name: LI Wei
Title:

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SILICON VALLEY FUTURE CAPITAL LLC

By:	/s/ Miao Hong
Name: Miao Hong
Title: Managing Partner

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DIMENSION VANTAGE LIMITED

By:	/s/ CHONG Tin Lung Benny
Name: CHONG Tin Lung Benny
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Talent Plus Group Limited

By:	/s/ ZHAO JING
Name:	ZHAO JING
Title:	DIRECTOR

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

FAW Equity Investment Company Limited
Company seal: /s/ FAW Equity Investment Company Limited

By:	/s/ HUI WANG
Name:	HUI WANG
Title:	Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Main Star Investment Limited

By:	/s/ Wang Xiaoding
Name: Wang Xiaoding
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

MORNINGSIDE CHINA TMT FUND IV, L.P.,
a Cayman Islands exempted limited partnership

By:
MORNINGSIDE CHINA TMT GP IV, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By:
TMT GENERAL PARTNER LTD.,
a Cayman Islands exempted company, its general partner

in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

MORNINGSIDE CHINA TMT FUND IV CO-INVESTMENT, L.P.,
a Cayman Islands exempted limited partnership

By:
MORNINGSIDE CHINA TMT GP IV, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By:
TMT GENERAL PARTNER LTD.,
a Cayman Islands exempted company, its general partner

in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Morningside China TMT Special Opportunity Fund II, L.P.,
a Cayman Islands exempted limited partnership

By:
MORNINGSIDE CHINA TMT GP IV, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By:
TMT GENERAL PARTNER LTD.,
a Cayman Islands exempted company, its general partner

in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Raumier Limited

By:	/s/ Dk Noorul Hayati Pg Julaihi
Name: Dk Noorul Hayati Pg Julaihi
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ClearVue Pony AI Plus Holdings, Ltd.

By:	/s/ WILLIAM APOLLO CHEN
Name: WILLIAM APOLLO CHEN
Title: MANAGING DIRECTOR

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ClearVue Pony Holdings, Ltd.

By:	/s/ WILLIAM APOLLO CHEN
Name: WILLIAM APOLLO CHEN
Title: MANAGING DIRECTOR

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

TOYOTA MOTOR CORPORATION

By:	/s/ Keiji Yamamoto
Name: Keiji Yamamoto
Title: Operating Officer

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

China-UAE Investment Cooperation Fund, L.P.

By:	/s/ Khaled Al SHAMLAN
Khaled Al SHAMLAN
Director of China-UAE Investment Cooperation General Partner Ltd, general partner of China-UAE Investment Cooperation Fund, L.P.

By:	/s/ LI Yixuan
LI Yixuan
Director of China-UAE Investment Cooperation General Partner Ltd, general partner of China-UAE Investment Cooperation Fund, L.P.

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Evodia Investments

By:	/s/ Kshitish Ballah
Name: Kshitish Ballah
Title: Director

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Hainan Kaibeixin Investment Limited Partnership
Company seal: /s/ Hainan Kaibeixin Investment Limited Partnership

By:	/s/ Dennis Wang
Name: Dennis Wang
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ASSETS KEY LIMITED

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Shenzhen ZY Venture Investment Limited Corporation
Company seal: /s/ Shenzhen ZY Venture Investment Limited Corporation

By:	/s/ Haizhuo Lin
Name: Haizhuo Lin
Title: Founding Partner & CEO

[Signature Page to Sixth Amended and Restated Right of First Refusal & Co-Sale Agreement – Pony AI Inc.]

SCHEDULE A-1

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SCHEDULE A-2

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SCHEDULE B-1

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SCHEDULE B-2

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SCHEDULE B-3

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SCHEDULE B-4

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SCHEDULE B-5

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SCHEDULE B-6

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SCHEDULE B-7

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SCHEDULE B-8

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SCHEDULE C

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SCHEDULE D

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